SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             ____________________

                                    FORM 10

                  GENERAL FORM OF REGISTRATION OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR 12(g) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                        Bull & Bear Global Income Fund, Inc.
               (Exact name of registrant as specified in its charter)

              Maryland                       13-392-6714
          (State of incorporation           (IRS Employer
          or organization)                  Identification No.)

             11 Hanover Square,
             New York, New York                   10005
          (Address of principal                 (Zip Code)
          executive offices)

                             (212) 785-0900
          Registrant's telephone number, including area code

                     SECURITIES TO BE REGISTERED PURSUANT
                         TO SECTION 12(B) OF THE ACT:

          Title of each class      Name of each exchange on which
          to be so registered      each class is to be registered

          Common Stock, par        American Stock Exchange, Inc.
            value $.01

                       SECURITIES TO BE REGISTERED PURSUANT
                           TO SECTION 12(G) OF THE ACT:

                                       None
                                 (Title of Class)


          Item 1.   BUSINESS.

                    Incorporated by reference from Registrant's
                    Statement on Form N-2 (File No. 811-08025) as filed with the Securities and Exchange Commission on January 23, 1997, at Items 8, 17.

          Item 2.   FINANCIAL INFORMATION.

                    Incorporated by reference from Registrant's
                    Statement on Form N-2 (File No. 811-08025) as filed with the Securities and Exchange Commission on January 23, 1997, at Items 4, 23.

          Item 3.   PROPERTIES.

                    Not Applicable.

          Item 4.   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                    MANAGEMENT.

                    Incorporated by reference from Registrant's
                    Statement on Form N-2 (File No. 811-08025) as filed with the Securities and Exchange Commission on January 23, 1997, at Items 18, 19.

          Item 5.   DIRECTORS AND EXECUTIVE OFFICERS.

                    Incorporated by reference from Registrant's
                    Statement on Form N-2 (File No. 811-08025) as filed with the Securities and Exchange Commission on January 23, 1997, at Item 18.

          Item 6.   EXECUTIVE COMPENSATION.

                    Incorporated by reference from Registrant's
                    Statement on Form N-2 (File No. 811-08025) as filed with the Securities and Exchange Commission on January 23, 1997, at Item 18.

          Item 7.   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

                    Incorporated by reference from Registrant's
                    Statement on Form N-2 (File No. 811-08025) as filed with the Securities and Exchange Commission on January 23, 1997, at Items 9, 18, 19, 27 & 30.

          Item 8.   LEGAL PROCEEDINGS.

                    Incorporated by reference from Registrant's
                    Statement on Form N-2 (File No. 811-08025) as filed with the Securities and Exchange Commission on January 23, 1997, at Item 12.

          Item 9. MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

                    Not Applicable.

          Item 10.  RECENT SALES OF UNREGISTERED SECURITIES.

                    Not Applicable.

          Item 11.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                    Incorporated by reference from Registrant's
                    Statement on Form N-2 (File No. 811-08025) as filed with the Securities and Exchange Commission on January 23, 1997, at Item 10.

          Item 12.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                    Incorporated by reference from Registrant's
                    Statement on Form N-2 (File No. 811-08025) as filed with the Securities and Exchange Commission on January 23, 1997, at Item 29.

          Item 13.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

                    Incorporated by reference from Registrant's
                    Statement on Form N-2 (File No. 811-08025) as filed with the Securities and Exchange Commission on January 23, 1997, at Item 23.

          Item 14. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

                    Not Applicable.

          Item 15.  FINANCIAL STATEMENTS AND EXHIBITS.

                    Incorporated by reference from Registrant's
                    Statement on Form N-2 (File No. 811-08025) as filed with the Securities and Exchange Commission on January 23, 1997, at Item 23.


                                    SIGNATURE

                    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        BULL & BEAR GLOBAL INCOME FUND, INC.

                                        By: /s/ Thomas B. Winmill
                                            Thomas B. Winmill
                                            Co-President

          Dated: January 23, 1997